Exhibit 99.2

McEWEN COPPER INC.
(the "Issuer")

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(COMMON SHARES)

INSTRUCTIONS TO SUBSCRIBER

1.	You must complete all the information in the boxes on page ii and sign where indicated with an "X".

2.	You must complete and sign Exhibit "A" - "U.S. Investor Questionnaire" that starts on page
A-1. The purpose of this form is to determine whether you meet the standards for participation in a private placement under applicable U.S. securities laws. In order for the Issuer to satisfy its obligations under applicable U.S. securities laws, you may be required to provide additional evidence to verify the information you have provided in Exhibit "A" - "U.S. Investor Questionnaire" that starts on page A-1.

3.	Please make sure that your subscription includes:

(a)	a signed copy of this Subscription Agreement.

(b)	payment by certified check, money order, bank draft, wire transfer or other acceptable means in the amount of the Subscription Amount payable to " McEwen Copper Inc."

Subscription Procedure:
Completed Subscription Agreement and payment to be delivered to:

McEwen Copper Inc.
150 King Street West, S. 2800
Toronto, ON M5H 1J9

Attention:	Carmen Diges
Email:	cdiges@mcewenmining.com

Wire Transfer Instructions:

If paying by wire transfer, wire funds as follows:

Beneficiary Name: McEwen Copper Inc.
Beneficiary Address: STE 2800, 150 KING ST W TORONTO, ON M5H 1J9
Beneficiary Account Number: 000024065686
Beneficiary Bank and Address: ROYAL BANK OF CANADA 200 BAY ST TORONTO, ON M5J 2J5
SWIFT: ROYCCAT2
Bank Number: 003
Transit Number: 00002
Intermediary Bank and Address: JP MORGAN CHASE BANK NEW YORK, NEW YORK
SWIFT CODE: CHASUS33
ABA NUMBER: 021000021
SORT CODE //CC000300002

Reference: McEwen Copper Inc. – subscription proceeds

- ii -

McEWEN COPPER INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from McEwen Copper Inc. (the "Issuer") the number of common shares in the capital of the Issuer (each, a "Common Share") on the terms set out in the Investor Term Sheet set out in Exhibit "B" that starts on page B-1. The Subscriber agrees to be bound by the terms and conditions set forth in the attached "Terms and Conditions of Subscription for Common Shares" (the "Terms and Conditions").

Subscriber Information	Common Shares to be Purchased

Number of Common Shares:
X $30/Share

(Name of Subscriber)

Subscription Amount: US$
X	(the “Subscription Amount”)
(Signature of Authorized Signatory – if the Subscriber is not an Individual)

If the Subscriber is subscribing as an agent on behalf of a beneficial purchaser (check the appropriate box):
(Name and Title of Authorized Signatory – if the Subscriber is not an Individual)

☐ the Subscriber is a trust company or trust corporation or a registered adviser acting on behalf of a fully managed account and deemed under applicable securities laws to be purchasing as principal, or
(Subscriber’s Address, including postal or zip code)

☐ the following information is true and correct and, as applicable, Exhibit “A” hereto has been completed for each beneficial purchaser:
(Telephone Number)

(Email Address)	(Name of Beneficial Purchaser)

(Address of Beneficial Purchaser)

(Beneficial Purchaser’s Telephone Number)

(Beneficial Purchaser’s EMail Address)

Register the Common Shares as set forth below:	Deliver the Common Shares as set forth below:

(Name to Appear on Share Certificate)	(Attention - Name)

(Account Reference, if applicable)	(Account Reference, if applicable)

(Address, including postal or zip code)	(Street Address, including postal or zip code – no PO Boxes permitted)

(Telephone Number)

- iii -

ACCEPTANCE

The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this "Agreement") as of the _____ day of ________________, 2024.

McEWEN COPPER INC.

Per:
Authorized Signatory

TERMS AND CONDITIONS OF
SUBSCRIPTION FOR COMMON SHARES

1.	Subscription

1.1           On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase the Common Shares for the Subscription Amount shown on page ii of this Agreement (such subscription and agreement to purchase the Common Shares being the "Subscription") by way of a private placement offering (the "Offering"), and the Issuer agrees to sell the Common Shares to the Subscriber, effective upon the Closing Date.

2.	Payment

2.1           The Subscription Amount must accompany this Subscription and be paid by a certified check, money order or bank draft or by wire transfer to the Issuer pursuant to the wire instructions provided by the Issuer in the Instructions to Subscriber on page i. The Subscriber authorizes the Issuer to treat the Subscription Amount as an interest free loan until the closing of the Offering (the "Closing").

2.2           The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents delivered in connection herewith will be held by or on behalf of the Issuer. In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Issuer will return the Subscription Amount (without interest thereon) to the Subscriber at the address of the Subscriber as set forth on page ii of this Agreement, or as otherwise directed by the Subscriber, in writing, to the Issuer, prior to the return of the Subscription Amount by the Issuer.

3.	Documents Required from Subscriber

3.1           The Subscriber must complete, sign and return to the Issuer the following documents:

(a)	this Agreement;

(b)	the U.S. Investor Questionnaire (the "Questionnaire") attached as Exhibit "A" that starts on page A-1, along with any additional evidence that may be requested by the Issuer to verify the information provided in the Questionnaire; and

(c)	such other supporting documentation that the Issuer may request to establish the Subscriber's eligibility to participate in the Offering.

The Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.

3.2           As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings the Issuer may reasonably require or otherwise, may be required by any regulatory authorities or applicable laws.

4.	Conditions and Closing

4.1           The closing date (the "Closing Date") shall be on such date as may be determined by the Issuer in its sole discretion. The Issuer may, at its discretion, elect to close the Offering in one or more closings, in which event the Issuer may agree with one or more purchasers (including the Subscriber) to complete delivery of the Common Shares to such purchaser(s) against payment therefor at any time on or prior to the Closing Date.

4.2           The Closing is conditional upon and subject to:

(a)	the Issuer having obtained any necessary approvals and consents for the Offering;

(b)	the Issuer having obtained and provided to the Subscriber waivers for the purposes of the transactions contemplated herein from the shareholders of the Issuer in respect of the pre-emptive rights set out in the unanimous shareholder agreement of the Issuer dated August 20, 2021 (the “Shareholder Agreement”), or the Issuer having provided notice to the shareholders of the Issuer under the pre-emptive rights provisions of the Shareholder Agreement and the relevant exercise period having expired, or the Issuer having provided notice in writing to the Subscriber outlining in reasonable detail the extent to which the shareholders of the Issuer have exercised such pre-emptive rights, as applicable; and

(c)	the offer and sale of the Common Shares being exempt from the registration requirements under the U.S. Securities Act of 1933, as amended (the “1933 Act”), the laws of any U.S. state or other applicable jurisdiction.

4.3           The Subscriber acknowledges that the original share certificates representing the Common Shares ("Certificates") will be held by the Issuer in the Issuer's minute book. The Issuer will deliver electronic copies of the Certificates to the Subscriber within seven business days of the Closing Date, provided that the Subscriber has satisfied the requirements of Section 3.1 hereof and the Issuer has accepted this Agreement.

5.	Acknowledgements and Agreements of the Subscriber

5.1           The Subscriber acknowledges and agrees that:

(a)	no registration statement has been filed by the Issuer with any securities commission or any other regulatory authority in connection with the issuance of the Common Shares;

(b)	the Subscriber has not received, nor has the Subscriber requested nor had any need to receive, or been provided with a prospectus, offering memorandum or any document purporting to describe the business and affairs of the Issuer which has been prepared for review by prospective purchasers to assist in making an investment decision in respect of the Common Shares and that the Subscriber's decision, or, if applicable, the decision of others for whom the undersigned is contracting hereunder, to enter into this Agreement and to purchase the Common Shares from the Issuer is based entirely upon this Agreement and publicly available information concerning the Issuer and not upon any other verbal or written representation as to fact or otherwise made by or on behalf of the Issuer;

(c)	the Issuer's constating documents contain restrictions on the transfer of the Common Shares, which provide that no Common Shares may be transferred without the prior approval of the board of directors of the Issuer;

(d)	the Issuer is not a "reporting issuer" as that term is defined in applicable Canadian securities laws, does not file periodic reports with the U.S. Securities and Exchange Commission, nor will it become a reporting issuer in any jurisdiction in Canada or elsewhere upon completion of the Offering and, as a result unless the Issuer becomes a reporting issuer at a later date, the Issuer will not be subject to the continuous disclosure requirements of any securities laws, including any requirement relating to the production and filing of audited financial statements or other financial information.

(e)	the issuance of the Common Shares will be made pursuant to exemptions from the registration and prospectus delivery requirements of applicable securities laws and therefore:

(i)	the Subscriber may not receive information about the Issuer that would otherwise be required to be provided to it under applicable securities laws,

(ii)	the Issuer is relieved from certain obligations that would otherwise apply under applicable securities laws,

(iii)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Common Shares,

(iv)	there is no government or other insurance covering the Common Shares, and

(v)	there are risks associated with the purchase of the Common Shares, including that the Subscriber may lose the Subscriber's entire investment;

(f)	an investment in the Issuer is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Issuer and the Common Shares;

(g)	any subscription monies paid by the Subscriber for the Common Shares is being raised as "seed" or "risk" capital for the Issuer, which is in a speculative stage, and there is no market for the Common Shares whatsoever;

(h)	none of the Common Shares have been or will be registered under the 1933 Act, or under any securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with any other applicable federal, state, provincial and foreign securities laws;

(i)	the Issuer has not undertaken, and will have no obligation, to register any of the Common Shares under the 1933 Act or any other securities laws;

(j)	the Issuer will refuse to register the transfer of any of the Common Shares not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act, and in each case will only register such transfer in accordance with applicable laws;

(k)	it will hold harmless the Issuer from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Agreement or the Questionnaire;

(l)	it and its advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Issuer in connection with the distribution of the Common Shares hereunder, and to obtain additional information, to the extent possessed or obtainable by the Issuer without unreasonable effort or expense;

(m)	the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at the Issuer's principal place of business, and all documents, records and books in connection with the distribution of the Common Shares hereunder have been made available by the Issuer for inspection by the Subscriber, its legal counsel and/or its advisor(s) if requested by the Subscriber;

(n)	any resale, assignment, transfer, hypothecation or pledge of any of the Common Shares by the Subscriber will be subject to: (i) resale restrictions contained in the securities laws applicable to the Issuer, the Subscriber and any proposed transferee; and (ii) the Issuer's constating documents and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with such restrictions before selling any of the Common Shares;

(o)	it consents to the placement of a legend or legends on the Certificates and any other document evidencing any of the Common Shares setting forth the restrictions on transferability and sale thereof contained in this Agreement, including the following:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THE CONSTATING DOCUMENTS OR UNANIMOUS SHAREHOLDER AGREEMENT OF THE COMPANY.

THE SHARES THAT ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.";

(p)	it has been advised to consult its own legal, tax and other advisors with respect to the Offering and the risks of an investment in the Common Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Common Shares hereunder, and

(ii)	any applicable resale restrictions;

(q)	there may be material tax consequences to the Subscriber of an acquisition or disposition of the Common Shares and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber's acquisition or disposition of any of the Common Shares;

(r)	it is subscribing for the Common Shares for investment purposes and for Subscriber’s own account, with the intention of holding the Common Shares, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Common Shares;

(s)	there is no market for any of the Common Shares and no market for any of the Common Shares may ever exist; and

(t)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason.

6.	Representations and Warranties of the Subscriber

6.1           The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:

(a)	the Subscriber is resident in the jurisdiction set out on page ii of this Agreement;

(b)	if the Subscriber is resident outside of the U.S. or Canada:

(i)	the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the offer and sale of the Common Shares,

(ii)	the Subscriber is acquiring the Common Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to acquire the Common Shares under the applicable laws of the International Jurisdiction without the need to rely on any exemptions,

(iii)	the applicable laws of the authorities in the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind from any securities regulator in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Common Shares,

(iv)	the acquisition of the Common Shares by the Subscriber does not trigger:

(A)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase, in the International Jurisdiction, or

(B)	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction, and

(v)	the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv), above, to the satisfaction of the Issuer, acting reasonably;

(c)	the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(d)	the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(e)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(f)	the Subscriber has received and carefully read this Agreement;

(g)	the Subscriber acknowledges receipt of a copy of the unanimous shareholder agreement of the Issuer and acknowledges that it is a condition of becoming a shareholder of the Issuer that the Subscriber must become a party to such unanimous shareholder agreement;

(h)	the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including the possible loss of the entire investment;

(i)	the Subscriber has made an independent examination and investigation of an investment in the Common Shares and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber's decision to invest in the Common Shares and the Issuer;

(j)	the Subscriber is not an underwriter of, or dealer in, any of the Common Shares, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Common Shares;

(k)	the Subscriber is not aware of any advertisement of any of the Common Shares and is not acquiring the Common Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(l)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Common Shares,

(ii)	that any person will refund the purchase price of any of the Common Shares, or

(iii)	as to the future price or value of any of the Common Shares; and

(m)	other than as provided in the term sheet attached as Exhibit “B” to this Agreement, there is no person acting or purporting to act in connection with the Offering who is entitled to any brokerage or finder's fee payable by the Issuer. If any person establishes a claim that any fee or other compensation is payable by the Issuer in connection with this subscription for the Common Shares, the Subscriber or any beneficial purchaser for whom the undersigned is acting covenants to indemnify and hold harmless the Issuer with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

7.	Representations and Warranties will be Relied Upon

7.1           The Subscriber acknowledges that its representations and warranties contained herein and in the Questionnaire are made by it with the intention that such representations and warranties will be relied upon by the Issuer in determining the Subscriber's eligibility to purchase the Common Shares under applicable laws, or (if applicable) the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Common Shares under applicable laws. The Subscriber further agrees that, as at the Closing, it will be representing and warranting that its representations and warranties contained herein and in the Questionnaire are true and correct as at the Closing with the same force and effect as if they had been made by the Subscriber on the Closing, and that they will survive the purchase by the Subscriber of the Common Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of the Common Shares.

8.	REPRESENTATIONS AND WARRANTIES OF THE ISSUER

8.1           The Issuer hereby represents and warrants to the Subscriber (which representations and warranties will survive the Closing) that:

(a)	the Issuer is validly subsisting under the laws of its jurisdiction of incorporation, licensed, registered or qualified as an extra-provincial or foreign corporation in all jurisdictions where the character of its properties owned or leased or the nature of the activities conducted by it make such licensing, registration or qualification necessary and shall carry on its business in the ordinary course and in compliance in all material respects with all applicable laws, rules and regulations of each such jurisdiction;

(b)	on the Closing Date, the Issuer will have taken all corporate steps and proceedings necessary to approve the transactions contemplated under this Subscription Agreement, including its execution and delivery;

(c)	the Issuer has not received notice from any applicable regulatory authority that it is in default of any securities laws material to the Subscriber;

(d)	at the time of closing on the Closing Date, the Common Shares will be duly and validly created, authorized and issued; will be validly issued as fully paid as non-assessable Common Shares in the capital of the Issuer;

(e)	the issuance and sale of the Common Shares by the Issuer does not and will not constitute a breach of or default under the constating documents of the Issuer or any law, regulation, order or ruling applicable to the Issuer or any agreement, contract or indenture to which the Issuer is a party or by which it is bound;

(f)	for the purposes of the transactions contemplated herein, the Issuer has obtained waivers from the shareholders of the Issuer in respect of the pre-emptive rights set out in the Shareholder Agreement, or the Issuer has provided notice to the shareholders of the Issuer under the pre-emptive rights provisions of the Shareholder Agreement and the relevant exercise period has expired, or the Issuer has provided notice in writing to the Subscriber outlining in reasonable detail the extent to which the shareholders of the Issuer have exercised such pre-emptive rights, as applicable; and

(g)	this Subscription Agreement, when signed by the Issuer, constitutes a binding and enforceable obligation of the Issuer, enforceable in accordance with its terms.

9.	Waiver

9.1           The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber may be entitled in connection with the distribution of any of the Common Shares.

10.	Pooling or Escrow of COMMON Shares and Power of Attorney

10.1         The Subscriber acknowledges that the Issuer is not currently a reporting issuer in any jurisdiction. If the Issuer completes an initial public offering that results in the Common Shares or other securities in the capital of the Issuer becoming listed on a stock exchange in Canada or the United States of America, or the Issuer completes a reverse takeover, statutory merger or amalgamation, arrangement, share exchange, business combination or other similar transaction which results in a class of shares of the issuer resulting from such transaction being listed (the "Resulting Issuer") on a stock exchange in Canada or the United States of America and the shareholders of the Issuer receiving such listed securities of the Resulting Issuer and/or cash in exchange for their Common Shares (in each case, a "Liquidity Event"), the Common Shares may be required to be pooled or escrowed, either at the request of the Issuer's selling agent or underwriter in connection with the Liquidity Event, or pursuant to the rules of any stock exchange, securities commission or other securities regulatory authority having jurisdiction, and the Subscriber agrees to sign any such pooling or escrow agreement and abide by any such restrictions as may be so imposed.

10.2         In furtherance of the covenant in Section 10.1, the Subscriber hereby irrevocably appoints the Chief Executive Officer or the President of the Issuer, as exists at the applicable time (in any case, the "President"), as the Subscriber's attorney-in-fact, and authorizes the President as the Subscriber's attorney-in-fact, with full power and authority in the Subscriber's place and stead, to approve and sign any pooling or escrow agreement, or any other document, on behalf of the Subscriber as the Issuer advises may be required to provide for pooling or escrow of the Common Shares, or the approval and completion of any Liquidity Event, as the case may be, in the event of a Liquidity Event or other transaction pursuant to which the Issuer may become listed, directly or indirectly, on any stock exchange. This power of attorney is irrevocable, is coupled with an interest and has been given for valuable consideration, the receipt and adequacy of which are acknowledged by the Subscriber. This power of attorney and other rights and privileges granted hereunder will survive any legal or mental incapacity, dissolution, bankruptcy or death of the Subscriber. This power of attorney extends to the heirs, executors, administrators, other legal representatives and successors, transferees and assigns of the Subscriber. Any person dealing with the Issuer may conclusively presume and rely upon the fact that any document, instrument or agreement executed by the President pursuant to this power of attorney is authorized and binding on the Subscriber, without further inquiry. The Subscriber (on its own behalf and, if applicable, on behalf of each beneficial purchaser on whose behalf it is contracting) agrees to be bound by any representations or actions made or taken by the President pursuant to this power of attorney, and waives any and all defences that may be available to contest, negate or disaffirm any action of the President taken in good faith under this power of attorney.

11.	Collection of Personal Information

11.1         The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber's personal information for the purpose of fulfilling this Agreement and completing the Offering. The Subscriber acknowledges that its personal information (and, if applicable, the personal information of any person on whose behalf the Subscriber is contracting hereunder) may be included in record books in connection with the Offering and may be disclosed by the Issuer to: (i) stock exchanges or securities regulatory authorities; (ii) the Issuer's registrar and transfer agent; (iii) Canadian or U.S. tax authorities; (iv) the U.S. Financial Crimes Enforcement Network and authorities pursuant, among other legislation, to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) ; and (v) any other parties involved in the Offering, including the Issuer's Counsel. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of any other person on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by applicable laws. Notwithstanding that the Subscriber may be purchasing the Common Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing. Furthermore, the Subscriber is hereby notified that:

(a)	the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including any Canadian provincial securities commissions, the United States Securities and Exchange Commission and/or any state securities commissions (collectively, the "Commissions"), certain personal information pertaining to the Subscriber, including the Subscriber's full name, residential address and telephone number, the number of securities of the Issuer owned by the Subscriber, the number of Common Shares purchased by the Subscriber, the total Subscription Amount paid, the prospectus exemption relied on by the Issuer and the date of distribution of the Common Shares;

(b)	such information is being collected indirectly by the Commissions under the authority granted to them in applicable securities laws; and

(c)	such information is being collected for the purposes of the administration and enforcement of applicable securities laws.

12.	Costs

12.1         The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any legal counsel or tax or financial advisors retained by the Subscriber) relating to the purchase of the Common Shares will be paid by the Subscriber.

13.	Delivery of Subscription Agreement

13.1         The Issuer and the Issuer's Counsel will be entitled to rely on delivery by DocuSign or other means of electronic communication of an executed copy of this Agreement, and acceptance by the Issuer of such copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof. If less than a complete copy of this Agreement is delivered to the Issuer or the Issuer's Counsel prior to or at Closing, the Issuer and the Issuer's Counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered prior to or at Closing as written herein, unaltered.

13.2         The Subscriber hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from, any part of this Agreement and any other acknowledgements, provisions, forms, certificates or documents executed by the Subscriber and delivered to the Issuer or the Issuer's Counsel in connection with the Subscription.

14.	Beneficial Subscribers

14.1         Whether or not explicitly stated in this Agreement, any acknowledgement, representation, warranty, covenant or agreement made by the Subscriber in this Agreement, including the exhibits and appendices hereto, will be treated as if made by the disclosed principal, if any.

15.	Governing Law

15.1         This Agreement and all matters related hereto or arising herefrom are governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial or undisclosed purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario in all matters related to, or arising from, this Agreement.

16.	Survival

16.1         This Agreement, including the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the Issuer and the Subscriber, notwithstanding the completion of the purchase of the Common Shares by the Subscriber.

17.	Assignment

17.1         This Agreement is not transferable or assignable.

18.	Severability

18.1         The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

19.	Entire Agreement

19.1         Except as expressly provided in this Agreement and in the Questionnaire and any other documents contemplated or provided for herein, this Agreement contains the entire agreement between the Issuer and the Subscriber with respect to the sale of the Common Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by or of the Issuer or any other person.

20.	Notices

20.1         All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including DocuSign, electronic mail or other means of electronic communication capable of producing a printed copy. Notices to the Subscriber will be directed to the address of the Subscriber set forth on page ii of this Agreement and notices to the Issuer will be directed to the address of the Issuer set forth on the first page of this Agreement.

21.	Counterparts and Electronic Means

21.1         This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument. Delivery of an executed copy of this Agreement by DocuSign or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Closing Date.

22.	Exhibits

22.1         The exhibits and appendices attached hereto form part of this Agreement.

23.	Indemnity

The Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation, whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaire, or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

Exhibit "A"
U.S. INVESTOR QUESTIONNAIRE

Capitalized terms used in this U.S. Investor Questionnaire (this "Questionnaire") and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement (the "Agreement") between the undersigned (or, if the undersigned is purchasing the Common Shares as agent on behalf of a disclosed beneficial purchaser, such beneficial purchaser) (in any case, the "Subscriber") and McEwen Copper Inc. (the "Issuer") to which this Exhibit "A" is attached.

In connection with the purchase by the Subscriber of the Common Shares, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

(i)	is acquiring the Common Shares for investment purposes and for its own account, and pursuant to one or more exemptions from the registration requirements under applicable U.S. federal and state law;

(ii)	is resident in the jurisdiction set out as at the "Subscriber's Address" set out on page ii of the Agreement; and

(iii)	has not been provided with any offering memorandum in connection with the purchase of the Common Shares.

In connection with the acquisition of the Common Shares, the Subscriber hereby represents, warrants and certifies to, and covenants and agrees with, the Issuer that the Subscriber meets one or more of the following criteria:

I.             SUBSCRIBERS PURCHASING UNDER THE "ACCREDITED INVESTOR" EXEMPTION

The Subscriber is an "accredited investor" as such term is defined in Regulation D promulgated under the 1933 Act, by virtue of satisfying the indicated criterion below (YOU MUST PLACE A CHECK-MARK ON THE APPROPRIATE LINE(S))

☐	(1)	I certify that I am an accredited investor because I have an individual net worth[1], or my spouse or spousal equivalent and I have a combined net worth, in excess of $1,000,000.
☐	(2)	I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse or spousal equivalent) of more than $200,000 in each of the past two years, or joint income with my spouse or spousal equivalent of more than $300,000 in each of those years, and I reasonably expect to reach the same income level in the current year.[2]
☐	(3)	I certify that I am a natural person who holds, in good standing, one of the following professional licenses: the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).
☐	(4)	I certify that I am a “family client,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), of a family office (meeting the requirements of a family office as identified below in Section 3 of this Questionnaire), and whose prospective investment in Issuer is directed by a Family Officer Director (as defined below).
☐	(5)	The Subscriber hereby certifies that it is an accredited investor because it is a bank as defined in 1933 Act §3(a)(2) or a savings and loan association or other institution as defined in 1933 Act §3(a)(5)(A), acting in its individual or fiduciary capacity.

[1]	For purposes of this Questionnaire, (i) “net worth” means the excess of total assets at fair market value, including home furnishings and automobiles, over total liabilities; (ii) Subscriber may not count the value of Subscriber’s primary residence in net worth, and if the amount of debt on Subscriber’s primary residence exceeds its value, Subscriber must count the excess against net worth; and (iii) Subscriber does not need to count as a liability debt secured by the Subscriber’s primary residence up to the value of the residence, unless the amount of such debt exceeds the amount that was outstanding 60 days prior, other than debt resulting from the acquisition of the primary residence.

[2]	For purposes of this Questionnaire, “individual income” means adjusted gross income, as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (iii) the amount of any deduction, including the allowance for depletion, under Section 611 et seq. of the Code; (iv) amounts contributed to an Individual Retirement Account (as defined in the Code) or Keogh retirement plan; (v) alimony paid; and (vi) any elective contributions to a cash or deferred arrangement under Code §401(k). For purposes of this Subscription Agreement, “joint income” means adjusted gross income, as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, increased by the foregoing items (i) through (vi), (including any amounts attributable to a spouse or to property owned by a spouse).

☐	(6)	The Subscriber hereby certifies that it is an accredited investor because it is a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (“1934 Act”).
☐	(7)	The Subscriber hereby certifies that it is an accredited investor because it is an insurance company as defined in 1933 Act §2(13).
☐	(8)	The Subscriber hereby certifies that it is an accredited investor because it is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) or a business development company as defined in 1940 Act §2(a)(48).
☐	(9)	The Subscriber hereby certifies that it is an accredited investor because it is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.
☐	(10)	The Subscriber hereby certifies that it is an accredited investor because it is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5 million.
☐	(11)	The Subscriber hereby certifies that it is an accredited investor because it is a self-directed plan in which investment decisions are made solely by persons that are accredited investors.
☐	(12)	The Subscriber hereby certifies that it is an accredited investor because it is a private business development company as defined in Section 202(a)(22) of the Advisers Act.
☐	(13)	The Subscriber hereby certifies that it is an accredited investor because it is (i) an organization described in Code §501(c)(3), a corporation, a limited liability company, a Massachusetts or similar business trust, or a partnership, (ii) was not formed for the specific purpose of acquiring the Common Shares, and (iii) has total assets in excess of $5,000,000.
☐	(14)	The Subscriber hereby certifies that it is an accredited investor because it is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Shares, whose purchase is directed by a sophisticated person. As used in the foregoing sentence, a “sophisticated person” is one who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment.
☐	(15)	The Subscriber hereby certifies that it is an accredited investor because all of its equity owners are accredited investors.
☐	(16)	The Subscriber hereby certifies that it is an investment adviser registered pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of a state.
☐	(17)	The Subscriber hereby certifies that it is an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act.
☐	(18)	The Subscriber hereby certifies that it is a “Rural Business Investment Company” as defined in Section 384A of the Consolidated Farm and Rural Development Act.
☐	(19)	The Subscriber hereby certifies that it is an entity of a type not specifically identified listed in this Questionnaire, that is not formed for the specific purpose of acquiring the Common Shares and owns “investments” in excess of $5 million. For purposes of this clause, "investments" is defined in Rule 2a51-1 adopted under the 1940 Act.

☐	(20)	The Subscriber hereby certifies that it is a “family office”, as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, that: (i) has assets under management in excess of $5 million; (ii) is not formed for the specific purpose of acquiring the Common Shares; and (iii) has a person directing the prospective investment who has such knowledge and experience in financial and business matters so that the family office is capable of evaluating the merits and risks of the prospective investment in the Common Shares (a “Family Office Director”).

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Common Shares.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Common Shares and that this Questionnaire is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of any of the Common Shares.

The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth in the Agreement or in this Questionnaire which takes place prior to the Closing.

By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable laws.

DATED as of________ day of _________________,2024.

Print Name of Subscriber (or person signing as
agent of the Subscriber)

By:
Signature

Print Name of Subscriber (or person signing as
agent of the Subscriber)

EXHIBIT "B"

TERM SHEET

McEwen Copper Inc.

Terms and Conditions of Non-Brokered Private Placement Offering

(All amounts shown in United States Currency)

Issuer:	McEwen Copper Inc. (the "Company"), a private Alberta company, 47.7% owned indirectly by McEwen Mining Inc. (MUX: NYSE, TSX). The Company holds a 100% interest in the development-stage Los Azules copper project in San Juan, Argentina, and the Elder Creek copper exploration property in Nevada, USA.
Offering:	Private placement (the “Offering”) of up to 2,333,333 common shares of the Company (the “Shares”).
Price:	US$30.00 per common share (the "Share Price"). US$2,000,000 minimum subscription amount (such minimum shall not apply to existing shareholders of the Company). Lead orders of US$14,000,000 by McEwen Mining and US$5,000,000 by Evanachan Limited (Rob McEwen).
Size of Offering:	Up to US$70,000,000.
Transaction details:	The Company shall issue and the qualified accredited investors shall subscribe for 2,333,333 common shares from treasury (the "Shares") at a price of US$30.00 per Share, or approximately US$70,000,000 in total (the "Subscription Price"), provided that the transaction shall be implemented pursuant to the Private Placement Subscription Agreement (the "Subscription Agreement").
Use of Proceeds:	The net proceeds of the Offering will be used to advance work on a bankable feasibility study for the Los Azules copper project, which is scheduled for publication by the end of the first quarter (Q1) of 2025 and general corporate purposes.
Pre-Emptive Rights:	The transaction is subject to the Company's shareholders' pre-emptive rights to participate in the proposed issuance in accordance with Section 5.1 of the unanimous shareholder agreement of the Company dated August 20, 2021 (the "Shareholder Agreement").
Offering Jurisdictions:	The issuance of the Shares shall take place by the issuance of treasury shares and/or by way of a non-brokered private sale to qualified investors in all the provinces of Canada, excluding Quebec, to Qualified Institutional Buyers (as such term is defined in the United States Securities Act of 1933) in the United States and otherwise in those jurisdictions where an offering can lawfully be made without subjecting the Company to prospectus or registration or continuous disclosure requirements in such jurisdictions. Subscribers must be "accredited investors" (as defined in National Instrument 45-106 - Prospectus Exemptions ("NI 45-106").
Hold Period:	The Company is not a reporting issuer in any province or territory of Canada. As such, the Shares will not be transferable under the laws of Canada, except pursuant to applicable statutory exemptions, until the date that is four months and a day after the date the Company becomes a reporting issuer in any province or territory of Canada (subject to any control person distribution restrictions) in accordance with National Instrument 45-102 – Resale of Securities.
Conditions to be met on Closing:	The Offering shall be conditional upon each purchaser of Shares entering into a shareholder agreement in a form to be determined.

Expenses; Non- Reliance:	Each of the parties shall bear all of its own costs and expenses incurred in connection with the transaction, including all legal and accounting fees and expenses. Any actions taken by any party in reliance on these Terms and Conditions shall be at such party’s sole risk and expense.
Closing Date:	The Offering may close in tranches, with the first tranche expected to close on or about July 12th, 2024.
Governing Law:	This term sheet and the letter to which it is attached shall be governed by and construed in accordance with the laws of the Province of Ontario. Both parties submit to the jurisdiction of the courts of said province in relation to all matters arising out of this term sheet or such letter.